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                                                                   EXHIBIT 10.12

                           NORD RESOURCES CORPORATION
                         P.O. BOX 384, OREGON, AZ 85809
                     TEL: (520) 586-2241 FAX: (520) 586-7020

February 20, 2004

Mr. Jeff Carr
Cognis Corporation
5051 East Creek Drive
Cincinatti, OH  46232

BY FAX: (513) 482-5502

Dear Mr. Carr:

I am sending this letter to confirm the acceptance by Cognis Corporation ("Cognis") of the issuance of 28,508 common shares of Nord Resources Corporation ("Nord") as full and final satisfaction of Nord's current debt to Cognis. One share of Nord's common stock will be issued for each one dollar of debt. The share certificate will be issued to "Cognis Corporation").

Please indicate the acceptance of this offer by signing below. You may return the signed letter to me by fax at (520) 219-1877.

All of us at Nord wish to thank both you and Cognis for your acceptance of our offer. This is an important step in our continuing efforts to reorganize Nord and we look forward to a "normal" business relationship with Cognis in the future.

Yours sincerely,


/s/ Erland A. Anderson
-------------------------------------
Erland A. Anderson
President & COO

Accepted:

COGNIS CORPORATION


By: /s/ Michael W. Emery
    ---------------------------------
Name: Michael W. Emery
Title: Director, Accounting Operations

Date: May 24, 2004

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                           NORD RESOURCES CORPORATION

                            DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the "Agreement") is entered into and made effective as of the 24th day of May, 2004 (the "Effective Date"), by and BETWEEN COGNIS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Investor"), and NORD RESOURCES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                    RECITALS

WHEREAS, the Company has incurred indebtedness to the Investor in the stated aggregate amount of Twenty Eight Thousand Five Hundred and Six Dollars ($28,506.00) (the "Debt"); and

WHEREAS, the Company has requested, and the Investor has agreed, to accept shares of common stock from the Company in settlement and full satisfaction of the Debt, subject to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Company Obligations. Promptly upon the execution of this Agreement, the Company shall issue to the Investor a stock certificate evidencing the Investor's ownership of twenty eight thousand five hundred and six (28,506) shares of its capital common stock (the "Repayment Shares"), at an effective purchase price of One Dollar ($1.00) per Repayment Share. The parties have further agreed that, in the event any shares of common stock are sold by the Company to an investor in any similar debt conversion transaction for less than the price of One Dollar ($1.00) per share within twelve (12) months from the Effective Date, then the price of the Repayment Shares shall be adjusted to reflect the lower purchase price through the issuance of additional Repayment Shares to the Investor.

2. Investor Obligation. In consideration and payment in full for' the issuance and delivery of the Repayment Shares to the Investor in accordance with the provisions of Section 1 above, the Investor hereby agrees to release and discharge the Company and its respective successors and assigns from any and all further liability in respect of the Debt, except for the Company's performance as expressly required under this Agreement.

3. Legends on Stock Certificates. Each certificate representing Repayment Shares shall contain the following legends on the reverse of such certificate:

     THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES DEPARTMENT, IN RELIANCE UPON

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                                       -2-


     THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND REGULATION D THEREUNDER. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL FOR THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THIS SECURITY.

     THIS SECURITY HAS NOT BEEN REGISTERED WITH THE OHIO SECURITIES DIVISION UNDER THE OHIO SECURITIES ACT, OR ANY OTHER LAW, AND MAY NOT BE RESOLD TO ANY PERSON UNLESS AND UNTIL SUCH REGISTRA NON HAS OCCURRED OR PURSUANT TO AN EXEMPTION FROM REGISTRATION PERMITTED BY THE APPLICABLE SECURITIES LAWS AND REGULATIONS OF THE STATE OF OHIO.

4. Investor Representations. The Investor hereby represents and warrants to the Company, as of the date hereof, the following:

     (a) the Investor is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to enter into, execute and perform this Agreement, which Agreement, once executed by the Investor, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terns;

     (b) the individuals signing this Agreement on behalf of the Investor are the duly elected executive officers of the Investor, and have full power and authority to enter into and execute this Agreement for and on behalf of the Investor;

     (c) with respect to the Repayment Shares being acquired by the Investor:

          (i) the Investor is acquiring the Repayment Shares for its own account, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; the Investor has no contract, undertaking, or arrangement with any person to sell, transfer, or otherwise dispose of the Repayment Shares (or any portion thereof), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

          (ii) the subscription for Repayment Shares by the Investor hereunder is not the result of any form of general solicitation or general advertising;

          (iii) the Investor hereby acknowledges that: (A) the offering of the Repayment Shares was made only through direct, personal communication between the Investor and the Company; (B) the Investor has had full access to material concerning the Company's planned business and operations, which material was furnished or made available to the Investor by officers or representatives of the Company; (C) the Company has given the Investor the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement the material so furnished; and (D) the Investor understands and acknowledges that

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                                       -3-


the Repayment Shares are subject to substantial restrictions upon the transfer thereof, and that a purchaser of the Repayment Shares must be prepared to bear the economic risk of such investment for an indefinite period;

          (iv) the Investor understands that the Repayment Shares have not been registered under the Securities Act of 1933 (the "Act") or any state securities act (nor passed upon by the SEC or any state securities commission), and that the Repayment Shares may never be registered or qualified by the Investor under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Repayment Shares cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and

          (v) the Investor further understands and acknowledges that (A) the Repayment Shares have not been registered with the Ohio Securities Division under the Ohio Securities Act, or any other law or regulation, (B) may not be resold to any person unless and until such registration has occurred or pursuant to an exemption from registration permitted by the applicable securities laws and regulations of the State of Ohio; and (C) that there are substantial restrictions on transfer of the Repayment Shares, as set forth by legend on the reverse side of every certificate evidencing the ownership of the Repayment Shares;

     (d) the Investor is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act, or is a sophisticated investor meeting the minimum standards for an investment in an unregistered security under Section 1301 :6-3-03 of the Ohio Administrative Code and Section 1707.03(0) of the Ohio Revised Code; and

     (e) the Investor has been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Repayment Shares, and with a tax advisor regarding the tax consequences of purchasing such Repayment Shares.

5.   Miscellaneous Provisions.

     (a) Notices. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 5(a):

     If to the Company:

          Nord Resources Corporation
          9947 North Calle Solano
          Tucson, AZ 85737
          Attn: Erland Anderson, President

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                                       -4-


     If to the Investor:

          Cognis Corporation
          5051 Este Creek Drive
          Cincinnati, Ohio 45232
          Attn: President

     (b) Entire Agreement. This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby.

     (c) Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles of original signatures shall be deemed original signatures for all purposes.

     (d) Further Documents and Acts. Each party agrees to execute such other and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

     (e) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona applicable to contracts to be performed within that state, without giving effect to the law of conflicts of laws applied thereby. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

     (f) Severable Provisions. The provisions of this Agreement are severable, and if anyone or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

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                                       -5-


THE COMPANY:

NORD RESOURCES CORPORATION:             ATTEST:


By:
    ---------------------------------   ----------------------------------------
    Erland Anderson                     Secretary
    President


THE INVESTOR:

COGNIS CORPORATION:                     ATTEST:


By:
    ---------------------------------   ----------------------------------------
Name:
      -------------------------------   ----------------------------------------
Title:                                  Secretary
       ------------------------------